Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Good Times Restaurants Inc. (the "Company") for the period ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Boyd E. Hoback, as Chief Executive Officer of the Company, and Susan M. Knutson, as Controller of the Company, each hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1.)                    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2.)                    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Boyd E. Hoback	/s/ Susan M. Knutson

Boyd E. Hoback	Susan M. Knutson
Chief Executive Officer	Controller (principal financial officer)
August 14, 2012	August 14, 2012